UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

February 2, 2011

Date of Report

(Date of earliest event reported)

WorldNet, Inc. of Nevada (Exact name of registrant as specified in its charter)
Nevada (State or other jurisdiction of incorporation)	000-31023 (Commission File Number)	88-0247824 (IRS Employer Identification No.)
#281, 369 East 900 South, Salt Lake City, Utah (Address of principal executive offices)		84111 (Zip Code)
Issuer’s telephone number, including area code: (435) 674-1282

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01 Changes in Registrant’s Certifying Accountant

On February 2, 2011, WorldNet, Inc. of Nevada (the “Company”) dismissed Chisholm, Bierwolf, Nilson & Morrill, LLC as our independent registered public accounting firm.  Chisholm, Bierwolf, Nilson & Morrill, LLC had audited our financial statements for the fiscal years ended December 31, 2009 and 2008 and its report, dated March 15, 2010, was modified only as to the uncertainty of our ability to continue as a going concern.  Except for this modification, the report did not contain an adverse opinion, disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.

Our board of directors approved the dismissal of Chisholm, Bierwolf, Nilson & Morrill, LLC and there were no disagreements between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC on any matter regarding accounting principles or practices, financial statement disclosure, or auditing scope or procedure during the two fiscal years ended December 31, 2010 and 2009 or any subsequent interim period preceding the date of dismissal.

There were no reportable events (as that term is used in Item 304(a)(1)(v) of Regulation S-K) between the Company and Chisholm, Bierwolf, Nilson & Morrill, LLC occurring during the two fiscal years ended December 31, 2010 and 2009 or any subsequent interim period preceding the date of dismissal.

On February 2, 2011, the Company engaged Morrill & Associates, LLC, Certified Public Accountant, as our independent registered accounting firm.  The decision to engage Morrill & Associates, LLC was approved by our board of directors.  During the two most recent fiscal years ended December 31, 2010 and 2009, and through the date of engagement, neither we nor anyone on our behalf consulted with Morrill & Associates, LLC regarding either:

(i)  the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us nor oral advice was provided that Morrill & Associates, LLC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(ii)  any matter that was either the subject of a disagreement or a reportable event.

We provided a copy of this Current Report on Form 8-K to Chisholm, Bierwolf, Nilson & Morrill, LLC  prior to filing this report and we requested that Chisholm, Bierwolf, Nilson & Morrill, LLC furnish a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements made in this report.  Chisholm, Bierwolf, Nilson & Morrill, LLC has furnished the requested letter and it is attached as exhibit 16.1

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Exhibit No.	Description
16.1	Letter of agreement from Chisholm, Bierwolf, Nilson & Morrill, LLC, dated February 3, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 7, 2011	WorldNet, Inc. of Nevada By: /s/ Donald R. Mayer Donald R. Mayer President

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